                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                     AmTrust
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                     AmTrust
                                  CAPITAL CORP.



                               September 22, 1997




Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of AmTrust Capital Corp., I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 9:00 a.m. on October 20, 1997 at the Company's office located at 20 West Fifth Street, Peru, Indiana.

         In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on AmTrust Capital Corp.'s 1997 financial and operating performance.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of two directors and the ratification of the appointment of independent auditors. The Board of Directors unanimously recommends that you vote for each of the proposals.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save AmTrust Capital Corp. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                           Sincerely,


                                           /S/ BRUCE M. BORST
                                           ------------------
                                           BRUCE M. BORST
                                           President and Chief Executive Officer

                                     AmTrust
                                  CAPITAL CORP.
                              20 West Fifth Street
                               Peru, Indiana 46970
                                 (765) 472-1991


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 20, 1997


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of AmTrust Capital Corp. (the "Company") will be held at the Company's office located at 20 West Fifth Street, Peru, Indiana at 9:00 a.m., Peru, Indiana time, on October 20, 1997.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of two directors of the Company; and

         2. The ratification of the appointment of Geo. S. Olive & Co. LLC as the auditors of the Company for the fiscal year ending June 30, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 15, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Bruce M. Borst
                                          ------------------
                                          Bruce M. Borst
                                          President and Chief Executive Officer



Peru, Indiana
September 22, 1997

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                                     AmTrust
                                  CAPITAL CORP.
                              20 West Fifth Street
                               Peru, Indiana 46970
                                 (765) 472-1991


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 20, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of AmTrust Capital Corp. (the "Company"), the parent company of AmericanTrust Federal Savings Bank ("AmericanTrust" or the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's office located at 20 West Fifth Street, Peru, Indiana on October 20, 1997, at 9:00 a.m., Peru, Indiana time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 22, 1997.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the appointment of Geo. S. Olive & Co. LLC as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominee and the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The appointment of Geo. S. Olive & Co. LLC as auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, AmTrust Capital Corp., 20 West Fifth Street, Peru, Indiana 46970.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 15, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 526,479 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.



                                                                            Shares
                                                                         Beneficially       Percent
                      Beneficial Owner                                       Owned          of Class
------------------------------------------------------------             ------------       --------
AmTrust Capital Corp. Employee Stock Ownership Plan                          46,405(1)        9.48%
20 West Fifth Street
Peru, Indiana  46970

Rahmi Soyugenc                                                               29,802           6.09
119 LaDonna Boulevard
Evansville, IN 47711 (2)

Jeffrey L. Gendell                                                           43,001           8.79
Tontine Partners, L.P.
31 West 52nd Street, 17th Floor
New York, N.Y. 10019 (3)

Financial Institution Partners LP                                            28,500           5.41
1826 Jefferson Place, N.W.
Washington, D.C.  20036

Directors and executive officers of the Company and the Bank,
  as a group (6 persons)                                                     19,546(4)        3.99
----------------------

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 13,498 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.
(2) As reported on Schedule 13D dated August 7, 1995. (3) As reported on
    Schedule 13D dated September 12, 1995.
(4) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, 1,954 shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power.


                       PROPOSAL I - ELECTION OF DIRECTORS


         The Company's Board of Directors is presently composed of five members, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and the nominee for election as director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominee identified in the following table. If such nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                     Shares of Common
                                                                             Term    Stock Beneficially           Percent
                                                                  Director    to         Owned at                   of
       Name             Age       Position(s) Held                Since(1)  Expire   September 15, 1997(2)         Class
--------------------    ---   ----------------------------------  --------  ------   ---------------------         ------
                                                 NOMINEES
                                                 --------

Kenneth L. Hasselkus    66    Chairman of the Board                1979      2000         5,000                    1.02%
Bruce M. Borst          47    President, Chief Executive Officer   1990      2000         3,666                     .75
                              and Director

                                          DIRECTORS CONTINUING IN OFFICE

Dean H. Hartley         53    Director                             1975      1999         3,125                     .64
Roderic E. Daniels      70    Director                             1982      1999         2,500                     .51
Thomas A. Kirk          56    Director                             1982      1998         3,750                     .77

--------------------------
(1) Includes service as a director of the Bank.
(2) Includes shares held directly, as well as, shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole voting and/or investment power.


         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Kenneth L. Hasselkus. Mr. Hasselkus is currently retired. From 1971 to his retirement in 1991, Mr. Hasselkus was employed as Chief Engineer of Motion Control, Inc., an industrial friction industry company located in Logansport, Indiana.

         Bruce M. Borst. Mr. Borst is President and Chief Executive Officer of the Company and AmericanTrust. He has held these positions with the Company since its formation in November 1994 and with the Bank since 1990. Mr. Borst jointed the Bank in 1983 as Controller. Mr. Borst also serves as President of Indiana Financial Service Corporation, the wholly owned subsidiary of AmericanTrust, a position he has held since 1992.

         Dean H. Hartley. Since 1966, Mr. Hartley has owned and operated a farm located in Cass County, Indiana.

         Roderic E. Daniels. From 1975 to his retirement in January 1991, Mr. Daniels was Plant Manager of CR Metals, a high alloy foundry located in Peru, Indiana.

         Thomas A. Kirk. Mr. Kirk has been a certified public accountant in Peru, Indiana since 1979.

Board of Directors' Meetings and Committees

         Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors of the Company held 12 meetings during the year ended June 30, 1997. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the year.

         The Board of Directors of the Company has standing audit, compensation and nominating committees.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board.

The Company's outside directors currently comprise this committee. The committee held one meeting during fiscal 1997.

         The Compensation Committee establishes the Company's compensation policies and reviews compensation matters. The current members of this Committee are Directors Hasselkus, Hartley, Kirk and Daniels. The committee held one meeting during fiscal 1997.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the entire Board of Directors. While the Board of Directors will consider nominees recommended by stockholders, the Committee has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting.

         Board and Committee Meetings of the Bank. The Bank's Board of Directors meets monthly and may have additional special meetings upon the request of the Chairman or at least three Directors. The Board of Directors met 12 times during the year ended June 30, 1997. During fiscal 1997, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Bank has standing Asset Classification, ALCO, Compliance and Compensation Committees.

         The Asset Classification Committee met quarterly during fiscal 1997 to review the classification of assets held by the Bank and to make recommendations as to the adequacy of the Bank's general valuation allowance. Members of the committee are Directors Borst, Daniels, and Hasselkus.

         The ALCO Committee which meets on an as needed basis to monitor the Bank's interest-rate risk. The committee, currently composed of Director Borst and officers Cornish and Armstrong, met once in fiscal 1997.

         The Compliance Committee meets quarterly to review policies and procedures of the Bank related to regulatory compliance. The committee, which was formed in the last quarter of fiscal 1997, is currently comprised of Director Borst and officers Cornish, Rush and Michalek, and did not meet during fiscal 1997.

         The Bank's Compensation Committee reviews and makes recommendations to the Board of Directors for compensation issues. This committee, currently comprised of Directors Borst, Daniels and Hartley, met one time during fiscal 1997.

         The Bank's Board of Directors does not maintain an audit or nominating committee. The Board of Directors meets annually in order to nominate candidates for membership on the Board of Directors.

Director Compensation

         The Board of Directors of the Company are not paid for their service in such capacity. Compensation of the Bank's directors is described below.

         All directors of the Bank received an annual fee of $9,173 for service on the Board of Directors. Directors do not receive any compensation for participation on Bank committees.

         In fiscal 1997, the Bank established a deferred compensation program for the benefit of its directors. This program permits participating directors to defer up to 100% of Board fees over a five-year period. Pursuant to agreements entered into with participating directors, deferred fees are placed in a tax deferred account with an independent administrator. Upon the retirement of the director, the director (or in the event of death, his designated beneficiary) receives a monthly cash payment based upon the amount of fees deferred for a period of up to 120 months. In addition, the designated beneficiary of each participating director will receive a $10,000 burial fee. In order to balance the expected payments under the deferred compensation plan, the Bank has purchased life insurance policies on the lives of the participating directors. Although the insurance policies do not generate periodic payments to cover the monthly payments owed to retiring directors, the death benefits payable on the insurance policies have been selected to actuarially approximate the future monthly payment obligation. At June 30, 1997, all directors were deferring fees pursuant to this program.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth information concerning the compensation paid or accrued by the Bank for services rendered by the Bank's Chief Executive Officer. No executive officer of the Bank had aggregate compensation (salary plus bonus) in excess of $100,000 in fiscal 1997.


======================================================================================================================
                                              Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------
                                                                             Long-Term Compensation
                              Annual Compensation                                    Awards
----------------------------------------------------------------------------------------------------------------------
                                                               Other Annual    Restricted                   All Other
                                 Fiscal    Salary     Bonus    Compensation      Stock       Options/     Compensation
Name and Principal Position       Year     ($)(1)      ($)         ($)          Award ($)      SARs (#)       ($)
---------------------------      ------   -------     -----    ------------    ----------    ----------   ------------
Bruce M. Borst, President and     1997    $81,616     $ ---       $ ---          $ ---          ---        $24,238(3)
Chief Executive Officer           1996    $77,221     $ ---       $ ---          $60,900(2)    14,501      $16,680(4)
                                  1995    $78,961     $ ---       $ ---          $ ---          ---        $10,952(5)
======================================================================================================================

(1) Includes directors' fees of $9,173, $8,967 and $8,715 for fiscal 1997, 1996 and 1995, respectively. Such fees were deferred pursuant to the Director Deferred Compensation Program.
(2) The value of the 5,800 shares of Common Stock awarded to Mr. Borst in fiscal 1996 under the Company's Recognition and Retention Plan, based upon the average of the closing bid and asked price of $10.50 per share of the Common Stock as reported on the Nasdaq Small-Cap Market on the date of grant. Dividends paid on restricted Common Stock are deferred and held by the Company for the account of Mr. Borst until such restrictions lapse.
(3) Includes $5,361 of life, health and disability insurance premiums paid by the Bank as well as $4,680 compensation accrued to Mr. Borst pursuant to his Supplemental Retirement Agreement with the Bank and the Bank's contribution to the ESOP of $14,197 on behalf of Mr. Borst.
(4) Includes $5,059 of life, health and disability insurance premiums paid by the Bank as well as $4,048 compensation accrued to Mr. Borst pursuant to his Supplemental Retirement Agreement with the Bank and the Bank's contribution to the ESOP of $7,573 on behalf of Mr. Borst.
(5) Includes $4,759 of life, health and disability insurance premiums paid by the Bank as well as $3,157 compensation accrued to Mr. Borst pursuant to his Supplemental Retirement Agreement with the Bank and the Bank's contribution to the ESOP of $3,036 on behalf of Mr. Borst.

         The following table provides information as to the value of the options held by the Company's Chief Executive Officer on June 30, 1997, none of which have been exercised. No stock appreciation rights were granted during fiscal 1997.

===============================================================================================================
                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                               OPTION VALUES
---------------------------------------------------------------------------------------------------------------
                                                                                           Value of
                                                           Number of                     Unexercised
                                                          Unexercised                    In-the-Money
                                                           Options at                     Options at
                                                         FY-End (#)(1)                  FY-End ($)(2)
                                                 --------------------------------------------------------------
                          Shares
                       Acquired on     Value
                         Exercise     Realized    Exercisable   Unexercisable    Exercisable   Unexercisable
         Name              (#)          ($)           (#)            (#)             ($)            ($)
--------------         -----------    --------    -----------   -------------    -----------   -------------
Bruce M. Borst             ---          $---         2,900           11,601        $6,888          $27,552
================================================================================================================

(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer. The option vests in five equal annual installments. The first installment will vest on October 23. 1996 with the remaining installments to vest equally on October 23, 1997,1998, 1999 and 2000.
(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the closing bid and the asked price of $12.875 per share of the Common Stock as reported on the Nasdaq Small-Cap Market on September 15, 1997.


Employment Agreement

         The Bank entered into an employment agreement with President Borst. The employment agreement is designed to assist the Bank in maintaining a stable and competent management team. The continued success of the Bank depends to a significant degree on the skills and competence of its officers. This agreement has been approved by the Office of Thrift Supervision ("OTS"). The employment agreement provides for an annual base salary in an amount not less than the employee's current salary and an initial term of three years. The agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreement provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are terminable by the employee upon 90 days' notice to the Bank.

         The employment agreement provides for continued health benefits for the remaining term of the agreement and payment to the employee of 299% of the employee's base amount of compensation in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction in order to avoid certain adverse tax consequences. For the purposes of the employment agreement, a "change in control" is defined as including any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Common Stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. Borst's employment had been terminated as of June 30, 1997 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $204,000.

Benefit Plans

         General. AmericanTrust currently provides health care benefits, including medical, long term disability and dental, subject to certain deductibles and copayments by employees, a retirement plan and group life insurance to its employees.

         Executive Supplemental Retirement Income Program. The Bank maintains a supplemental retirement income program for the benefit of certain key officers. The plan's current participants are Bruce M. Borst and Jami L. Cornish. Pursuant to agreements entered into with participants, vested payments made by the Bank are placed into a tax-deferred account with an independent administrator. Upon reaching age 65, participants (or in the event of death, his or her beneficiary) shall receive monthly cash payments for a period of 180 months of up to 75% of the participant's final base compensation paid by the Bank. Participants become fully vested over a seven-year period. In addition, the designated beneficiary of each participating officer will receive a $10,000 burial fee. The Bank has purchased life insurance policies with respect to this program which are comparable to the policies described herein for the directors' deferred compensation program. All expenses related to the program are paid by the Bank.

         Pension Plan. The Bank's employees are included in the Financial Institutions Retirement Fund, a multiple employer comprehensive pension plan (the "Pension Plan"). This noncontributory defined benefit retirement plan covers all employees who have met minimum service requirements. The Bank's policy is to fund the maximum amount that can be deducted for federal tax purposes. The Bank did not make any contributions to the Pension Plan during fiscal 1997 and 1996 as the plan was fully funded. Benefits are based upon the average annual compensation for the employee's five highest paid years of employment.

         The following table sets forth, as of June 30, 1997, estimated annual retirement benefits for individuals at age 65 payable in the form of a ten-year certain and life annuity payment under the most advantageous plan provisions for various levels of compensation and years of service. Such payments are not subject to offsets for social security benefits. The figures in this table are based upon the assumption that the Pension Plan continues in its present form and does not reflect benefits payable under the ESOP. At June 30, 1997, the estimated credited years of service of Mr. Borst was 14 years.


=====================================================================================================================
                                                 PENSION PLAN TABLE
                                   ----------------------------------------------------------------------------------
                                                                Years of Credited Service
                                   ----------------------------------------------------------------------------------
  High-Five Average Compensation        10 Years        15 Years        20 Years         25 Years        30 Years
---------------------------------------------------------------------------------------------------------------------
         $ 20,000                       $ 4,000         $ 6,000         $ 8,000          $10,000         $12,000
           30,000                         6,000           9,000          12,000           15,000          18,000
           50,000                        10,000          15,000          20,000           25,000          30,000
           75,000                        15,000          22,500          30,000           37,500          45,000
          100,000                        20,000          30,000          40,000           50,000          60,000
----------------------------------- -------------------------------- --------------- --------------------------------
          150,000                        30,000          45,000          60,000           75,000          90,000
=================================== ================================ =============== ================================


         Employee Stock Ownership Plan. Effective as of January 1, 1994, the Bank established the ESOP. The ESOP, which will invest primarily in common stock of the Company, is designed to qualify as a stock bonus plan under Section 401(a) of the Code and also to meet the requirements of Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The ESOP was capitalized with a loan from the Company.

         The Bank intends to make annual contributions to the ESOP in an amount to be determined annually by the Board of Directors, but not less than the amount needed to pay any currently maturing obligations under loans made to the ESOP. These contributions would be allocated among all eligible participants in proportion to their compensation. The Bank will not make contributions if such contribution would cause the Bank to violate its regulatory capital requirements. Contributions to the ESOP vest over five years, however, employees are given credit for prior service. With certain limitations, participants may make withdrawals from their accounts while actively employed. The vested portion of a participant's account will be distributed upon his termination of employment or attainment of age 65, whichever is the last to occur.

         Participating employees are entitled to instruct the trustee of the ESOP as to how to vote the shares of common stock held in their account. The trustee will vote unallocated shares, including shares subject to the ESOP debt. The trustee, who has dispositive power over the shares in the Plan, is not affiliated with the Company or the Bank.

         The ESOP may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries. Contributions to the ESOP on behalf of Mr. Borst are included in the Summary Compensation Table.

Certain Transactions

         The Bank has followed a policy of granting consumer loans and loans secured by one- to four-family real estate to officers, directors and employees. Such loans are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors, executive officers, employees and their associates totaled $978,000 at June 30, 1997, which was 13.1% of the Company's stockholders' equity at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the three years ended June 30, 1997. All loans to directors and officers were performing in accordance with their terms at June 30, 1997.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Geo. S. Olive & Co. LLC, independent accountants, to be the Company's auditors for the fiscal year ending June 30, 1998. Representatives of Geo. S. Olive & Co. LLC are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GEO. S. OLIVE & CO. LLC AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.


                              STOCKHOLDER PROPOSALS


         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 20 West Fifth Street, Peru, Indiana 46970, no later than May 25, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS


         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Peru, Indiana
September 22, 1997

REVOCABLE PROXY                                                  REVOCABLE PROXY

                                     AmTrust
                                  CAPITAL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 20, 1997

         The undersigned hereby appoints the Board of Directors of AmTrust Capital Corp. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's office located at 20 West Fifth Street, Peru, Indiana, on October 20, 1997 at 9:00 a.m. and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary)

                 /  / FOR                            /  / VOTE WITHHELD

      INSTRUCTION:  To withhold your vote for any individual nominee, strike a line in that nominee's name below.

            KENNETH L. HASSELKUS                       BRUCE M. BORST

II. The ratification of the appointment of Geo. S. Olive & Co. LLC as auditors for the Company for the fiscal year ending June 30, 1998.

      /  / FOR                  /  / AGAINST              /  / ABSTAIN

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.



      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEE LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                 The Board of Directors recommends a vote "FOR"
                  each of the proposals and the election of the
                              nominee listed above.

                                   (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.




Dated:       , 1997                                  ------------------------
                                                     Signature of Stockholder




                                                     ------------------------
                                                     Signature of Stockholder

                                                     Please sign exactly as your
                                                     name(s) Appear(s) to the
                                                     left. When signing as
                                                     attorney, executor,
                                                     administrator, trustee or
                                                     guardian, please give your
                                                     full title. If shares are
                                                     held jointly, each holder
                                                     should sign.


         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE